Exhibit 99.1

News Release	NYSE: BOH

Media Inquiries

Stafford Kiguchi

Telephone: 808-694-8580

Mobile: 808-265-6367

E-mail: Stafford.Kiguchi@boh.com

Investor/Analyst Inquiries

Cindy Wyrick

Telephone: 808-694-8430

E-mail: Cindy.Wyrick@boh.com

Bank of Hawaii Corporation 2009 Financial Results

•                  2009 Diluted Earnings Per Share $3.00

•                  2009 Net Income $144.0 Million

•                  Diluted Earnings Per Share for the Fourth Quarter of 2009 $0.84

•                  Net Income for the Fourth Quarter of 2009 $40.5 Million

•                  Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 25, 2010) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.84 for the fourth quarter of 2009, up from $0.76 per diluted share in the previous quarter, and higher than the $0.82 per diluted share for the same quarter last year.  Net income in the fourth quarter of 2009 was $40.5 million, up from net income of $36.5 million in the third quarter of 2009, and higher than net income of $39.3 million in the fourth quarter last year.  The return on average assets for the fourth quarter of 2009 was 1.31 percent and the return on average equity for the quarter was 16.91 percent.

“Bank of Hawaii Corporation finished 2009 with solid financial performance.  We continue to maintain a strong balance sheet,” said Allan R. Landon, Chairman, and CEO.  “We repositioned our investment portfolio recognizing gains and reducing risk while maintaining high levels of liquidity, reserves, and capital.  Bank of Hawaii is well positioned to meet the needs of our marketplace.”

Diluted earnings per share were $3.00 for the full year of 2009 compared with diluted earnings per share of $3.99 in 2008.  Net income for the year was $144.0 million compared with net income of $192.2 million in the previous year.  The return on average assets in 2009 was 1.22 percent, down from 1.84 percent in 2008.  The return on average equity for the year was 16.42 percent, down from 24.54 percent in 2008, partially the result of higher capital levels.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the fourth quarter of 2009 was $103.8 million, down $5.4 million from net interest income of $109.2 million in the third quarter of 2009 and down $2.3 million from net interest income of $106.1 million in the fourth quarter of 2008.  Net interest income, on a taxable equivalent basis, for the full year of 2009 was $413.5 million, down $6.2 million from net interest income of $419.7 million in 2008.  Analyses of changes in net interest income are included in Tables 7a, 7b and 7c.

130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-694-8440 • Website www.boh.com

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Bank of Hawaii Corporation 2009 Financial Results

The net interest margin was 3.57 percent for the fourth quarter of 2009, a 28 basis point decrease from the previous quarter and an 86 basis point decrease from the same quarter last year. The net interest margin for the full year of 2009 was 3.72 percent, a 61 basis point decrease from 4.33 percent in 2008.  The reduction in the net interest margin was largely the result of lower interest rates and the Company’s strategy to limit interest rate risk on new investment securities.

Results for the fourth quarter of 2009 included a provision for credit losses of $26.8 million compared to $27.5 million in the third quarter of 2009 and $18.6 million in the fourth quarter of 2008.  The provision for credit losses exceeded net charge-offs in the fourth quarter of 2009 by $1.0 million.  Provision expense exceeded net charge-offs by $5.2 million in the third quarter of 2009 and by $8.0 million in the fourth quarter of 2008.  The provision for credit losses for the full year of 2009 was $107.9 million compared to $60.5 million in 2008.

Noninterest income was $80.8 million for the fourth quarter of 2009, an increase of $24.0 million compared to $56.8 million in the third quarter of 2009 and up $26.3 million compared to $54.5 million in the fourth quarter of 2008.  The increase compared to the previous quarters was largely due to net gains of $25.7 million on sales of investment securities, including a complete liquidation of the remaining private label mortgage securities.  Noninterest income for the full year of 2009 was $267.8 million, up $9.7 million or 3.8 percent from noninterest income of $258.1 million in 2008.

Noninterest expense was $88.5 million in the fourth quarter of 2009, up $4.5 million from noninterest expense of $84.0 million in the third quarter of 2009, and up $5.8 million compared with $82.7 million in the same quarter last year.  Noninterest expense in the fourth quarter of 2009 included $4.1 million for grants to employees for the purchase of company stock, $2.0 million for employee incentives, and a donation of $1.0 million to the Bank of Hawaii Charitable Foundation.  Full year salaries and benefits expense in 2009 were down $3.4 million or 1.8 percent compared to 2008.  An analysis of salary and benefit expenses is included in Table 8.  Noninterest expense for the full year of 2009 was $350.0 million, up $3.3 million or 0.9 percent from noninterest expense of $346.8 million in 2008.  Excluding FDIC insurance, noninterest expense was down $12.6 million or 3.6 percent.

The efficiency ratio for the fourth quarter of 2009 was 48.02 percent, lower than 50.69 percent in the previous quarter, and lower than 51.58 percent in the same quarter last year.  The efficiency ratio for the full year of 2009 of 51.46 percent was relatively unchanged from 51.23 percent during the full year of 2008.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

Asset Quality

Credit quality during the fourth quarter of 2009 continued to reflect a still weakened economy.  Non-performing assets were $48.3 million at December 31, 2009, down slightly from $48.5 million at September 30, 2009, and up from $14.9 million at December 31, 2008.  As a percentage of total loans and leases (including loans held for sale and foreclosed real estate), non-performing assets were 0.84 percent at December 31, 2009.

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Bank of Hawaii Corporation 2009 Financial Results

Accruing loans and leases past due 90 days or more were $13.7 million at December 31, 2009, up from $12.3 million at September 30, 2009, and down from $14.2 million at December 31, 2008.  The increase in past due residential mortgages was largely related to loans on neighbor island properties.  More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 10.

Net charge-offs during the fourth quarter of 2009 were $25.8 million compared with $22.3 million in the third quarter of 2009, and $10.6 million in the fourth quarter last year.  Net charge-offs for the fourth quarter of 2009 included $9.4 million for a leveraged lease related to the bankruptcy filing of an airline company, which was substantially reserved in the fourth quarter of 2008.

The allowance for loan and lease losses was $143.7 million at December 31, 2009, up from $142.7 million at September 30, 2009 and $123.5 million at December 31, 2008.  The ratio of the allowance for loan and lease losses to total loans and leases increased to 2.49 percent at December 31, 2009.  The reserve for unfunded commitments at December 31, 2009 was unchanged at $5.4 million.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $12.41 billion at December 31, 2009, higher than total assets of $12.21 billion at September 30, 2009, and up from total assets of $10.76 billion at December 31, 2008.  Average total assets were $12.28 billion during the fourth quarter of 2009, higher than average assets of $11.99 billion during the previous quarter, and up from average assets of $10.31 billion during the fourth quarter last year.  Growth in investment securities offset the continued decline in loan balances due to reduced loan demand, payoffs, and loan sales to reduce overall portfolio risk.

Total deposits increased to $9.41 billion at December 31, 2009, higher than the $9.25 billion at September 30, 2009, and up from $8.29 billion at December 31, 2008.  Average total deposits were $9.32 billion in the fourth quarter of 2009, higher than average deposits of $9.13 billion during the previous quarter, and up from $7.72 billion during the fourth quarter last year.

As a result of the strong deposit growth, the investment portfolio grew to $5.51 billion at year-end, compared to $5.02 billion at September 30, 2009 and $2.85 billion at December 31, 2008.

Consistent with the Company’s strategy to build capital levels, no shares were repurchased during 2009.  Remaining buyback authority under the share repurchase program was $85.4 million at December 31, 2009.  Total shareholders’ equity was $896.0 million at December 31, 2009, down slightly from $902.8 million at September 30, 2009 due to a lower level of unrealized gains in the investment portfolio, and up from $790.7 million at December 31, 2008.

The ratio of tangible common equity to risk-weighted assets was 15.45 percent at December 31, 2009, up from 14.56 percent at September 30, 2009, and higher than the 11.28 percent at December 31, 2008.  At December 31, 2008, the Tier 1 leverage ratio was 6.78 percent compared to 6.67 percent at September 30, 2009 and 7.30 percent at December 31, 2008.  The decrease in the Tier 1 leverage ratio compared to December 31, 2008 was due to significant growth in investment securities, primarily Ginnie Mae and Treasury securities.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on March 12, 2010 to shareholders of record at the close of business on February 26, 2010.

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Bank of Hawaii Corporation 2009 Financial Results

Hawaii Economy

Hawaii’s economy during the fourth quarter of 2009 began to reflect some early signs of stabilization; however the slow U. S. and international economic conditions continue to result in weakness in the state.  Visitor arrivals began to recover during the summer months and scheduled air seats for December 2009 through February 2010 are higher compared to a year ago.  Visitor spending remains weak, down 12.8 percent year-to-date through November.  The statewide unemployment rate improved slightly to a seasonally adjusted 6.9 percent in December and remains well below the national average.  Neighbor islands continue to experience higher unemployment than Oahu.  Home sales on Oahu are beginning to improve and months of inventory continue to decline.  More information on Hawaii economic trends is presented in Table 14.

Business Outlook

During 2010, Bank of Hawaii will continue to focus on maintaining high levels of liquidity, strong capital, and reserves, as well as disciplined lending and investment strategies.  The Bank will maintain an emphasis on improved productivity, technology and service enhancements, as well as management of risk and expenses.  Bank of Hawaii remains committed to producing superior financial performance over time with priority given to soundness and service.

Conference Call Information

The Company will review its 2009 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 866-543-6407.  International participants should call 617-213-8898.  Use the pass code “Bank of Hawaii” to access the call.  A replay of the conference call will be available for one week beginning Monday, January 25, 2010 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the number 26440784 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the U.S. Securities and Exchange Commission.  We do not promise to update forward-looking statements to reflect later events or circumstances

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa, and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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Bank of Hawaii Corporation and Subsidiaries
Financial Highlights	Table 1

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2009	2009	2008	2009	2008
For the Period:
Operating Results
Net Interest Income	$103,534	$108,887	$105,854	$412,334	$418,777
Provision for Credit Losses	26,801	27,500	18,558	107,878	60,515
Total Noninterest Income	80,811	56,800	54,463	267,808	258,113
Total Noninterest Expense	88,520	83,987	82,690	350,024	346,774
Net Income	40,516	36,471	39,307	144,033	192,213
Basic Earnings Per Share	0.85	0.76	0.83	3.02	4.03
Diluted Earnings Per Share	0.84	0.76	0.82	3.00	3.99
Dividends Declared Per Share	0.45	0.45	0.45	1.80	1.77

Performance Ratios
Return on Average Assets	1.31%	1.21%	1.52%	1.22%	1.84%
Return on Average Shareholders’ Equity	16.91	16.44	19.56	16.42	24.54
Efficiency Ratio (1)	48.02	50.69	51.58	51.46	51.23
Operating Leverage (2)	17.29	11.77	5.23	—	10.00
Net Interest Margin (3)	3.57	3.85	4.43	3.72	4.33
Dividend Payout Ratio (4)	52.94	59.21	54.22	59.60	43.92
Average Shareholders’ Equity to Average Assets	7.74	7.34	7.76	7.44	7.50

Average Balances
Average Loans and Leases	$5,847,820	$6,034,956	$6,537,134	$6,144,976	$6,542,178
Average Assets	12,279,458	11,988,995	10,307,814	11,783,404	10,448,223
Average Deposits	9,322,632	9,131,064	7,724,309	9,108,432	7,851,327
Average Shareholders’ Equity	950,833	880,003	799,387	877,170	783,114

Market Price Per Share of Common Stock
Closing	$47.06	$41.54	$45.17	$47.06	$45.17
High	48.14	42.92	57.81	48.14	70.00
Low	39.43	33.65	36.32	25.33	36.32

	December 31,	September 30,	December 31,
	2009	2009	2008
As of Period End:
Balance Sheet Totals
Loans and Leases	$5,759,785	$5,931,358	$6,530,233
Total Assets	12,414,827	12,208,025	10,763,475
Total Deposits	9,409,676	9,250,100	8,292,098
Long-Term Debt	90,317	91,424	203,285
Total Shareholders’ Equity	895,973	902,799	790,704

Asset Quality
Allowance for Loan and Lease Losses	$143,658	$142,658	$123,498
Non-Performing Assets (5)	48,331	48,536	14,949

Financial Ratios
Allowance to Loans and Leases Outstanding	2.49%	2.41%	1.89%
Tier 1 Capital Ratio	14.88	13.43	11.24
Total Capital Ratio	16.15	14.70	12.49
Leverage Ratio	6.78	6.67	7.30
Tangible Common Equity to Total Assets (6)	6.96	7.11	7.01
Tangible Common Equity to Risk-Weighted Assets (6)	15.45	14.56	11.28

Non-Financial Data
Full-Time Equivalent Employees	2,418	2,474	2,581
Branches and Offices	83	85	85
ATMs	485	485	462

(1)	Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
(2)	Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes. Measures are presented on a linked quarter basis.
(3)	Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.
(4)	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
(5)	Excluded from non-performing assets are contractually binding non-accrual loans held for sale of $4.2 million and $7.7 million as of December 31, 2009 and September 30, 2009, respectively.
(6)

Tangible common equity, a non-GAAP financial measure, is defined by the Company as shareholders’ equity minus goodwill and intangible assets. Intangible assets are included as a component of other assets in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items	Table 2

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2009	2009	2008	2009	2008
Leveraged Lease Residual Value Impairment	$—	$(968)	$—	$(968)	$—
SILO Leveraged Lease	—	—	—	—	(3,981)
Investment Securities Gains, Net	25,707	—	—	25,707	—
Gain on Disposal of Leased Equipment	977	—	—	13,795	11,588
Gain on Sale of Insurance Subsidiary	1,511	—	—	2,363	—
Gain on Mandatory Redemption of Visa Shares	—	—	—	—	13,737
Increase in Allowance for Loan and Lease Losses	(1,000)	(5,242)	(8,000)	(20,160)	(32,500)
FDIC Special Assessment	—	—	—	(5,744)	—
Market Premium on Repurchased Long-Term Privately Placed Debt	—	—	—	(875)	—
Cash Grants for the Purchase of Company Stock	(4,100)	—	—	(4,100)	(4,640)
Employee Incentive Awards	(2,000)	—	—	(2,000)	(2,000)
Legal Contingencies	1,152	(838)	—	(1,007)	(2,911)
Bank of Hawaii Charitable Foundation and Other Contributions	(1,000)	—	—	(1,000)	(2,250)
Call Premium on Capital Securities	—	—	—	—	(991)
Separation Expense	—	—	—	—	(615)
Reversal of Visa Legal Costs	—	—	—	—	5,649
Significant Income (Expense) Items Before the Provision (Benefit) for Income Taxes	21,247	(7,048)	(8,000)	6,011	(18,914)
Income Taxes Impact Related to Lease Transactions	568	(373)	—	3,781	(14,331)
Income Tax Impact	7,095	(2,128)	(2,800)	(2,385)	(9,291)
Net Significant Income (Expense) Items	$13,584	$(4,547)	$(5,200)	$4,615	$4,708

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income	Table 3

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2009	2009	2008 (1)	2009	2008 (1)
Interest Income
Interest and Fees on Loans and Leases	$77,457	$79,530	$95,598	$326,921	$390,714
Income on Investment Securities
Trading	—	—	1,152	594	4,695
Available-for-Sale	41,369	46,419	34,352	158,244	139,076
Held-to-Maturity	2,018	2,179	2,735	9,133	11,877
Deposits	2	3	25	20	457
Funds Sold	353	320	48	1,776	1,601
Other	277	277	276	1,106	1,681
Total Interest Income	121,476	128,728	134,186	497,794	550,101
Interest Expense
Deposits	10,317	12,235	16,960	54,058	82,399
Securities Sold Under Agreements to Repurchase	6,411	6,394	7,984	25,934	33,764
Funds Purchased	7	5	175	22	1,585
Short-Term Borrowings	—	—	103	—	162
Long-Term Debt	1,207	1,207	3,110	5,446	13,414
Total Interest Expense	17,942	19,841	28,332	85,460	131,324
Net Interest Income	103,534	108,887	105,854	412,334	418,777
Provision for Credit Losses	26,801	27,500	18,558	107,878	60,515
Net Interest Income After Provision for Credit Losses	76,733	81,387	87,296	304,456	358,262
Noninterest Income
Trust and Asset Management	11,746	10,915	12,275	46,174	57,014
Mortgage Banking	4,218	4,656	508	22,995	8,164
Service Charges on Deposit Accounts	14,160	14,014	13,306	54,470	50,845
Fees, Exchange, and Other Service Charges	14,935	14,801	14,897	60,122	61,995
Investment Securities Gains (Losses), Net	25,707	(5)	86	25,770	532
Insurance	2,326	7,304	5,953	20,015	24,575
Other	7,719	5,115	7,438	38,262	54,988
Total Noninterest Income	80,811	56,800	54,463	267,808	258,113
Noninterest Expense
Salaries and Benefits	50,973	46,387	43,737	188,568	191,958
Net Occupancy	10,367	10,350	11,548	41,053	45,129
Net Equipment	4,393	4,502	4,573	17,713	18,143
Professional Fees	3,243	2,642	3,040	12,439	11,511
FDIC Insurance	3,251	3,290	693	17,342	1,510
Other	16,293	16,816	19,099	72,909	78,523
Total Noninterest Expense	88,520	83,987	82,690	350,024	346,774
Income Before Provision for Income Taxes	69,024	54,200	59,069	222,240	269,601
Provision for Income Taxes	28,508	17,729	19,762	78,207	77,388
Net Income	$40,516	$36,471	$39,307	$144,033	$192,213
Basic Earnings Per Share	$0.85	$0.76	$0.83	$3.02	$4.03
Diluted Earnings Per Share	$0.84	$0.76	$0.82	$3.00	$3.99
Dividends Declared Per Share	$0.45	$0.45	$0.45	$1.80	$1.77
Basic Weighted Average Shares	47,813,490	47,745,375	47,481,779	47,702,500	47,674,000
Diluted Weighted Average Shares	48,223,406	48,045,873	47,927,532	48,009,277	48,200,650

(1)  Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition	Table 4

	December 31,	September 30,	December 31,
(dollars in thousands)	2009	2009	2008
Assets
Interest-Bearing Deposits	$8,755	$5,863	$5,094
Funds Sold	291,546	401,200	405,789
Investment Securities
Trading	—	—	91,500
Available-for-Sale	5,330,834	4,827,588	2,519,239
Held-to-Maturity (Fair Value of $186,668; $201,118; and $242,175)	181,018	194,444	239,635
Loans Held for Sale	16,544	19,346	21,540
Loans and Leases	5,759,785	5,931,358	6,530,233
Allowance for Loan and Lease Losses	(143,658)	(142,658)	(123,498)
Net Loans and Leases	5,616,127	5,788,700	6,406,735
Total Earning Assets	11,444,824	11,237,141	9,689,532
Cash and Noninterest-Bearing Deposits	254,766	291,480	385,599
Premises and Equipment	110,976	110,173	116,120
Customers’ Acceptances	1,386	950	1,308
Accrued Interest Receivable	45,334	43,047	39,905
Foreclosed Real Estate	3,132	201	428
Mortgage Servicing Rights	25,970	25,437	21,057
Goodwill	31,517	34,959	34,959
Other Assets	496,922	464,637	474,567
Total Assets	$12,414,827	$12,208,025	$10,763,475

Liabilities
Deposits
Noninterest-Bearing Demand	$2,252,083	$2,055,872	$1,754,724
Interest-Bearing Demand	1,609,413	1,588,705	1,854,611
Savings	4,405,969	4,365,257	3,104,863
Time	1,142,211	1,240,266	1,577,900
Total Deposits	9,409,676	9,250,100	8,292,098
Funds Purchased	8,888	8,670	15,734
Short-Term Borrowings	6,900	7,200	4,900
Securities Sold Under Agreements to Repurchase	1,618,717	1,524,755	1,028,835
Long-Term Debt (includes $119,275 carried at fair value as of December 31, 2008)	90,317	91,424	203,285
Banker’s Acceptances	1,386	950	1,308
Retirement Benefits Payable	37,435	43,918	54,776
Accrued Interest Payable	7,026	9,740	13,837
Taxes Payable and Deferred Taxes	229,140	254,375	229,699
Other Liabilities	109,369	114,094	128,299
Total Liabilities	11,518,854	11,305,226	9,972,771

Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: December 31, 2009 - 57,028,239 / 48,018,943; September 30, 2009 - 57,028,554 / 47,937,543; and December 31, 2008 - 57,019,887 / 47,753,371)	569	569	568
Capital Surplus	494,318	492,346	492,515
Accumulated Other Comprehensive Income (Loss)	6,925	37,307	(28,888)
Retained Earnings	843,521	825,709	787,924
Treasury Stock, at Cost (Shares: December 31, 2009 - 9,009,296; September 30, 2009 - 9,091,011; and December 31, 2008 - 9,266,516)	(449,360)	(453,132)	(461,415)
Total Shareholders’ Equity	895,973	902,799	790,704
Total Liabilities and Shareholders’ Equity	$12,414,827	$12,208,025	$10,763,475

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity	Table 5

(dollars in thousands)	Total	Common Stock	Capital Surplus	Accum. Other Comprehensive (Loss) Income	Retained Earnings	Treasury Stock	Comprehensive Income
Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)
Comprehensive Income:
Net Income	144,033	—	—	—	144,033	—	$144,033
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	30,567	—	—	30,567	—	—	30,567
Unamortized Gain Related to Defined Benefit Plans	3,750	—	—	3,750	—	—	3,750
Amortization of Net Loss Related to Pension and Postretirement Benefit Plans	1,496	—	—	1,496	—	—	1,496
Total Comprehensive Income							$179,846
Share-Based Compensation	3,552	—	3,552	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans and Related Tax Benefits (301,306 shares)	9,444	1	(1,749)	—	(2,200)	13,392
Common Stock Repurchased (35,734 shares)	(1,337)	—	—	—	—	(1,337)
Cash Dividends Paid	(86,236)	—	—	—	(86,236)	—
Balance as of December 31, 2009	$895,973	$569	$494,318	$6,925	$843,521	$(449,360)

Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$(418,649)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
Adoption of Accounting Standards Related to the Fair Value Option	(2,736)	—	—	—	(2,736)	—
Comprehensive Income:
Net Income	192,213	—	—	—	192,213	—	$192,213
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(2,889)	—	—	(2,889)	—	—	(2,889)
Unamortized Loss Related to Defined Benefit Plans	(20,967)	—	—	(20,967)	—	—	(20,967)
Amortization of Net Loss Related to Pension and Postretirement Benefit Plans	59	—	—	59	—	—	59
Total Comprehensive Income							$168,416
Share-Based Compensation	5,808	—	5,808	—	—	—
Common Stock Issued under Purchase and Equity Compensation Plans and Related Tax Benefits (431,254 shares)	15,831	1	1,917	—	(5,336)	19,249
Common Stock Repurchased (1,267,528 shares)	(62,015)	—	—	—	—	(62,015)
Cash Dividends Paid	(84,855)	—	—	—	(84,855)	—
Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6a

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2009			September 30, 2009			December 31, 2008
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$8.2	$—	0.09%	$5.1	$—	0.28%	$13.9	$—	0.71%
Funds Sold	534.1	0.3	0.26	489.7	0.3	0.26	66.6	—	0.28
Investment Securities
Trading	—	—	—	—	—	—	90.6	1.2	5.09
Available-for-Sale	4,939.2	41.6	3.37	4,491.2	46.7	4.16	2,535.6	34.6	5.46
Held-to-Maturity	188.4	2.0	4.29	202.0	2.2	4.31	244.7	2.7	4.47
Loans Held for Sale	15.6	0.2	3.95	25.2	0.2	2.95	8.8	0.1	5.54
Loans and Leases (1)
Commercial and Industrial	820.3	8.3	4.01	884.4	9.0	4.06	1,071.1	13.7	5.08
Commercial Mortgage	793.9	10.2	5.09	787.0	10.2	5.14	724.6	10.8	5.94
Construction	132.2	1.3	3.81	140.9	1.4	3.81	155.7	2.1	5.37
Commercial Lease Financing	438.0	3.6	3.34	464.0	3.0	2.56	466.1	4.9	4.21
Residential Mortgage	2,223.3	32.1	5.77	2,273.8	33.0	5.81	2,468.1	37.2	6.02
Home Equity	939.2	11.9	5.05	963.3	12.3	5.08	1,019.6	13.9	5.41
Automobile	291.8	5.8	7.85	304.5	6.1	7.88	382.3	7.7	8.02
Other (2)	209.1	4.1	7.76	217.1	4.3	7.95	249.6	5.2	8.36
Total Loans and Leases	5,847.8	77.3	5.26	6,035.0	79.3	5.24	6,537.1	95.5	5.82
Other	79.7	0.3	1.39	79.7	0.3	1.39	79.7	0.3	1.38
Total Earning Assets (3)	11,613.0	121.7	4.18	11,327.9	129.0	4.54	9,577.0	134.4	5.60
Cash and Noninterest-Bearing Deposits	209.0			203.5			252.3
Other Assets	457.5			457.6			478.5
Total Assets	$12,279.5			$11,989.0			$10,307.8

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,573.7	0.2	0.06	$1,625.6	0.2	0.06	$1,747.3	0.7	0.16
Savings	4,415.6	5.5	0.49	4,190.2	6.6	0.63	2,827.9	6.4	0.90
Time	1,188.2	4.6	1.53	1,264.7	5.4	1.69	1,561.6	9.8	2.51
Total Interest-Bearing Deposits	7,177.5	10.3	0.57	7,080.5	12.2	0.69	6,136.8	16.9	1.10
Short-Term Borrowings	27.9	—	0.10	18.1	—	0.12	166.4	0.3	0.66
Securities Sold Under Agreements to Repurchase	1,452.2	6.4	1.73	1,464.3	6.4	1.71	1,032.2	8.0	3.04
Long-Term Debt	91.4	1.2	5.27	91.4	1.2	5.26	204.0	3.1	6.09
Total Interest-Bearing Liabilities	8,749.0	17.9	0.81	8,654.3	19.8	0.91	7,539.4	28.3	1.49
Net Interest Income		$103.8			$109.2			$106.1
Interest Rate Spread			3.37%			3.63%			4.11%
Net Interest Margin			3.57%			3.85%			4.43%
Noninterest-Bearing Demand Deposits	2,145.2			2,050.5			1,587.5
Other Liabilities	434.5			404.2			381.5
Shareholders’ Equity	950.8			880.0			799.4
Total Liabilities and Shareholders’ Equity	$12,279.5			$11,989.0			$10,307.8

(1)   Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

(2)   Comprised of other consumer revolving credit, installment, and consumer lease financing.

(3)   Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $251,000, $329,000, and $234,000 for the three months ended December 31, 2009, September 30, 2009, and December 31, 2008, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis	Table 6b

	Year Ended			Year Ended
	December 31, 2009			December 31, 2008
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$5.8	$—	0.34%	$20.1	$0.4	2.27%
Funds Sold	690.9	1.8	0.26	78.6	1.6	2.04
Investment Securities
Trading	12.0	0.6	4.94	94.1	4.7	4.99
Available-for-Sale	3,938.2	159.4	4.05	2,604.4	140.0	5.38
Held-to-Maturity	211.2	9.1	4.33	263.7	11.9	4.50
Loans Held for Sale	21.7	0.8	3.85	8.8	0.5	5.72
Loans and Leases (1)
Commercial and Industrial	929.4	37.6	4.05	1,061.7	58.4	5.50
Commercial Mortgage	769.1	39.9	5.19	683.1	41.9	6.14
Construction	142.9	5.7	3.97	173.4	10.3	5.93
Commercial Lease Financing	453.7	13.8	3.04	471.8	13.2	2.80
Residential Mortgage	2,322.6	136.1	5.86	2,484.9	150.9	6.07
Home Equity	982.3	49.9	5.08	997.9	58.9	5.90
Automobile	319.3	25.3	7.91	411.8	33.4	8.11
Other (2)	225.7	17.8	7.87	257.6	23.2	9.01
Total Loans and Leases	6,145.0	326.1	5.31	6,542.2	390.2	5.96
Other	79.7	1.1	1.39	79.6	1.7	2.11
Total Earning Assets (3)	11,104.5	498.9	4.49	9,691.5	551.0	5.69
Cash and Noninterest-Bearing Deposits	214.8			273.3
Other Assets	464.1			483.4
Total Assets	$11,783.4			$10,448.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,747.7	1.1	0.06	$1,663.7	5.5	0.33
Savings	4,046.7	28.1	0.69	2,808.7	28.6	1.02
Time	1,320.1	24.9	1.88	1,637.2	48.3	2.95
Total Interest-Bearing Deposits	7,114.5	54.1	0.76	6,109.6	82.4	1.35
Short-Term Borrowings	20.3	—	0.11	106.2	1.7	1.65
Securities Sold Under Agreements to Repurchase	1,257.0	25.9	2.06	1,083.3	33.8	3.12
Long-Term Debt	100.4	5.4	5.43	218.2	13.4	6.15
Total Interest-Bearing Liabilities	8,492.2	85.4	1.01	7,517.3	131.3	1.75
Net Interest Income		$413.5			$419.7
Interest Rate Spread			3.48%			3.94%
Net Interest Margin			3.72%			4.33%
Noninterest-Bearing Demand Deposits	1,993.9			1,741.8
Other Liabilities	420.1			406.0
Shareholders’ Equity	877.2			783.1
Total Liabilities and Shareholders’ Equity	$11,783.4			$10,448.2

(1)   Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

(2)   Comprised of other consumer revolving credit, installment, and consumer lease financing.

(3)   Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $1,137,000 and $945,000 for the year ended December 31, 2009 and 2008, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7a

	Three Months Ended December 31, 2009
	Compared to September 30, 2009
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Investment Securities
Available-for-Sale	$4.4	$(9.5)	$(5.1)
Held-to-Maturity	(0.2)	—	(0.2)
Loans Held for Sale	(0.1)	0.1	—
Loans and Leases
Commercial and Industrial	(0.6)	(0.1)	(0.7)
Commercial Mortgage	0.1	(0.1)	—
Construction	(0.1)	—	(0.1)
Commercial Lease Financing	(0.2)	0.8	0.6
Residential Mortgage	(0.7)	(0.2)	(0.9)
Home Equity	(0.3)	(0.1)	(0.4)
Automobile	(0.3)	—	(0.3)
Other (2)	(0.1)	(0.1)	(0.2)
Total Loans and Leases	(2.2)	0.2	(2.0)
Total Change in Interest Income	1.9	(9.2)	(7.3)

Change in Interest Expense:
Interest-Bearing Deposits
Savings	0.4	(1.5)	(1.1)
Time	(0.3)	(0.5)	(0.8)
Total Interest-Bearing Deposits	0.1	(2.0)	(1.9)
Securities Sold Under Agreements to Repurchase	(0.1)	0.1	—
Total Change in Interest Expense	—	(1.9)	(1.9)

Change in Net Interest Income	$1.9	$(7.3)	$(5.4)

(1)          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

(2)          Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7b

	Three Months Ended December 31, 2009
	Compared to December 31, 2008
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Funds Sold	$0.3	$—	$0.3
Investment Securities
Trading	(0.6)	(0.6)	(1.2)
Available-for-Sale	23.9	(16.9)	7.0
Held-to-Maturity	(0.6)	(0.1)	(0.7)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	(2.8)	(2.6)	(5.4)
Commercial Mortgage	1.0	(1.6)	(0.6)
Construction	(0.3)	(0.5)	(0.8)
Commercial Lease Financing	(0.3)	(1.0)	(1.3)
Residential Mortgage	(3.6)	(1.5)	(5.1)
Home Equity	(1.0)	(1.0)	(2.0)
Automobile	(1.8)	(0.1)	(1.9)
Other (2)	(0.8)	(0.3)	(1.1)
Total Loans and Leases	(9.6)	(8.6)	(18.2)
Total Change in Interest Income	13.5	(26.2)	(12.7)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	(0.4)	(0.5)
Savings	2.7	(3.6)	(0.9)
Time	(1.9)	(3.3)	(5.2)
Total Interest-Bearing Deposits	0.7	(7.3)	(6.6)
Short-Term Borrowings	(0.2)	(0.1)	(0.3)
Securities Sold Under Agreements to Repurchase	2.6	(4.2)	(1.6)
Long-Term Debt	(1.5)	(0.4)	(1.9)
Total Change in Interest Expense	1.6	(12.0)	(10.4)

Change in Net Interest Income	$11.9	$(14.2)	$(2.3)

(1)          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

(2)          Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis	Table 7c

	Year Ended December 31, 2009
	Compared to December 31, 2008
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.2)	$(0.2)	$(0.4)
Funds Sold	2.7	(2.5)	0.2
Investment Securities
Trading	(4.1)	—	(4.1)
Available-for-Sale	59.9	(40.5)	19.4
Held-to-Maturity	(2.3)	(0.5)	(2.8)
Loans Held for Sale	0.5	(0.2)	0.3
Loans and Leases
Commercial and Industrial	(6.7)	(14.1)	(20.8)
Commercial Mortgage	4.9	(6.9)	(2.0)
Construction	(1.6)	(3.0)	(4.6)
Commercial Lease Financing	(0.5)	1.1	0.6
Residential Mortgage	(9.7)	(5.1)	(14.8)
Home Equity	(0.9)	(8.1)	(9.0)
Automobile	(7.3)	(0.8)	(8.1)
Other (2)	(2.7)	(2.7)	(5.4)
Total Loans and Leases	(24.5)	(39.6)	(64.1)
Other	—	(0.6)	(0.6)
Total Change in Interest Income	32.0	(84.1)	(52.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.3	(4.7)	(4.4)
Savings	10.4	(10.9)	(0.5)
Time	(8.2)	(15.2)	(23.4)
Total Interest-Bearing Deposits	2.5	(30.8)	(28.3)
Short-Term Borrowings	(0.8)	(0.9)	(1.7)
Securities Sold Under Agreements to Repurchase	4.9	(12.8)	(7.9)
Long-Term Debt	(6.6)	(1.4)	(8.0)
Total Change in Interest Expense	—	(45.9)	(45.9)

Change in Net Interest Income	$32.0	$(38.2)	$(6.2)

(1)          The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

(2)          Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits	Table 8

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2009	2009	2008	2009	2008
Salaries	$29,323	$29,988	$31,328	$119,888	$120,440
Incentive Compensation	5,465	5,524	3,011	17,688	19,369
Share-Based Compensation and Cash Grants for the Purchase of Company Stock	5,789	595	1,097	7,775	9,689
Commission Expense	1,543	1,523	1,423	7,071	6,941
Retirement and Other Benefits	4,040	3,962	2,838	16,425	14,660
Payroll Taxes	1,952	2,176	2,108	9,972	10,175
Medical, Dental, and Life Insurance	2,482	2,619	1,589	9,001	9,010
Separation Expense	379	—	343	748	1,674
Total Salaries and Benefits	$50,973	$46,387	$43,737	$188,568	$191,958

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances	Table 9

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2009	2009	2009	2009	2008
Commercial
Commercial and Industrial	$795,167	$845,056	$932,444	$1,000,640	$1,053,781
Commercial Mortgage	841,431	777,498	788,226	726,193	740,779
Construction	108,395	137,414	140,455	153,754	153,952
Lease Financing	412,933	458,696	468,030	454,822	468,140
Total Commercial	2,157,926	2,218,664	2,329,155	2,335,409	2,416,652
Consumer
Residential Mortgage	2,190,677	2,246,729	2,309,971	2,402,061	2,461,824
Home Equity	921,571	952,076	977,632	1,016,381	1,033,221
Automobile	283,937	299,657	309,877	343,642	369,789
Other (1)	205,674	214,232	223,276	241,233	248,747
Total Consumer	3,601,859	3,712,694	3,820,756	4,003,317	4,113,581
Total Loans and Leases	$5,759,785	$5,931,358	$6,149,911	$6,338,726	$6,530,233

Higher Risk Loans Outstanding

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2009	2009	2009	2009	2008
Residential Home Building (2)	$31,067	$38,592	$22,850	$8,536	$5,001
Residential Land Loans (3)	37,873	43,128	47,871	50,663	54,483
Home Equity Loans (4)	28,076	24,339	21,832	19,431	14,917
Air Transportation (5)	50,426	60,996	62,148	76,303	79,692

(1)          Comprised of other revolving credit, installment, and lease financing.

(2)          Residential home building loans are collateralized by residential developments and comprised 51% of total commercial construction as of December 31, 2009. Higher risk exposures represent 54% of total residential home building and include $9,219 outside of Oahu and $6,285 in non-accrual loans, inclusive of $3,005 in non-accrual loans held for sale, as of December 31, 2009.

(3)          Included in residential mortgage, residential land loans are collateralized by land in the state of Hawaii and includes $32,454 outside of Oahu as of December 31, 2009.

(4)          Included in home equity, home equity loans in the state of Hawaii with current FICO scores less than 600 and original LTV above 70%, all originated after 2004.

(5)          Equity in seven leases, five of which are leveraged, all to passenger carriers, one of which is based outside the United States as of December 31, 2009.

Deposits

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2009	2009	2009	2009	2008
Consumer	$4,926,567	$4,776,626	$4,747,612	$4,702,494	$4,593,248
Commercial	4,114,583	4,002,068	3,828,521	3,645,842	3,221,668
Public and Other	368,526	471,406	443,528	864,455	477,182
Total Deposits	$9,409,676	$9,250,100	$9,019,661	$9,212,791	$8,292,098

Bank of Hawaii Corporation and Subsidiaries

Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More	Table 10

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2009	2009	2009	2009	2008
Non-Performing Assets (1)
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$6,646	$9,924	$10,511	$21,839	$3,869
Commercial Mortgage	1,167	1,193	1,219	—	—
Construction	8,154	15,534	6,548	5,001	5,001
Lease Financing	631	690	956	910	133
Total Commercial	16,598	27,341	19,234	27,750	9,003
Consumer
Residential Mortgage	19,893	16,718	16,265	9,230	3,904
Home Equity	5,153	3,726	2,567	1,620	1,614
Other (2)	550	550	550	1,383	—
Total Consumer	25,596	20,994	19,382	12,233	5,518
Total Non-Accrual Loans and Leases	42,194	48,335	38,616	39,983	14,521
Non-Accrual Loans Held for Sale	3,005	—	—	—	—
Foreclosed Real Estate	3,132	201	438	346	428
Total Non-Performing Assets	$48,331	$48,536	$39,054	$40,329	$14,949

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$623	$137	$13	$—	$6,785
Construction	—	3,005	—	—	—
Lease Financing	120	—	—	257	268
Total Commercial	743	3,142	13	257	7,053
Consumer
Residential Mortgage	8,979	5,951	4,657	4,794	4,192
Home Equity	2,210	1,698	2,879	1,720	1,077
Automobile	875	749	769	776	743
Other (2)	886	739	1,270	1,100	1,134
Total Consumer	12,950	9,137	9,575	8,390	7,146
Total Accruing Loans and Leases Past Due 90 Days or More	$13,693	$12,279	$9,588	$8,647	$14,199

Restructured Loans Not Included in Non-Accrual Loans and Accruing Loans Past Due 90 Days or More	$7,274	$7,578	$2,307	$—	$—

Total Loans and Leases	$5,759,785	$5,931,358	$6,149,911	$6,338,726	$6,530,233

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.73%	0.81%	0.63%	0.63%	0.22%

Ratio of Non-Performing Assets to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	0.84%	0.82%	0.63%	0.63%	0.23%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases, Commercial Loans Held for Sale, and Commercial Foreclosed Real Estate	1.03%	1.23%	0.82%	1.19%	0.37%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Consumer Foreclosed Real Estate	0.72%	0.57%	0.52%	0.31%	0.14%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases, Loans Held for Sale, and Foreclosed Real Estate	1.07%	1.02%	0.79%	0.77%	0.44%

Quarter to Quarter Changes in Non-Performing Assets (1)
Balance at Beginning of Quarter	$48,536	$39,054	$40,329	$14,949	$5,927
Additions	14,874	22,856	22,459	29,164	15,464
Reductions
Payments	(4,128)	(6,899)	(15,593)	(874)	(2,440)
Return to Accrual Status	(1,818)	(3,373)	(230)	(768)	(1,468)
Sales of Foreclosed Real Estate	(38)	(237)	—	(82)	—
Charge-offs/Write-downs	(9,095)	(2,865)	(7,911)	(2,060)	(2,534)
Total Reductions	(15,079)	(13,374)	(23,734)	(3,784)	(6,442)
Balance at End of Quarter	$48,331	$48,536	$39,054	$40,329	$14,949

(1)          Excluded from non-accrual loans held for sale are contractually binding non-accrual loans held for sale of $4.2 million, $7.7 million, and $5.2 million as of December 31, 2009, September 30, 2009, and June 30, 2009, respectively.

(2)          Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses	Table 11

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2009	2009	2008	2009	2008
Balance at Beginning of Period	$148,077	$142,835	$120,667	$128,667	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(3,148)	(4,769)	(3,490)	(26,641)	(8,059)
Commercial Mortgage	—	(2,092)	—	(2,092)	—
Construction	(4,515)	(5,845)	(1,932)	(10,360)	(1,932)
Lease Financing	(9,409)	(120)	—	(14,022)	(304)
Consumer
Residential Mortgage	(2,697)	(2,430)	(192)	(7,768)	(723)
Home Equity	(3,489)	(3,614)	(732)	(12,722)	(2,530)
Automobile	(2,209)	(2,602)	(3,277)	(9,903)	(11,236)
Other (1)	(2,981)	(3,032)	(2,363)	(13,233)	(10,564)
Total Loans and Leases Charged-Off	(28,448)	(24,504)	(11,986)	(96,741)	(35,348)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	189	252	227	1,211	1,634
Commercial Mortgage	45	—	—	45	—
Construction	476	—	—	476	—
Lease Financing	50	49	3	131	10
Consumer
Residential Mortgage	340	448	13	1,059	175
Home Equity	125	67	25	364	108
Automobile	842	849	622	3,153	2,817
Other (1)	580	581	538	2,584	2,589
Total Recoveries on Loans and Leases Previously Charged-Off	2,647	2,246	1,428	9,023	7,333
Net Loans and Leases Charged-Off	(25,801)	(22,258)	(10,558)	(87,718)	(28,015)
Provision for Credit Losses	26,801	27,500	18,558	107,878	60,515
Provision for Unfunded Commitments	—	—	—	250	—
Balance at End of Period (2)	$149,077	$148,077	$128,667	$149,077	$128,667

Components
Allowance for Loan and Lease Losses	$143,658	$142,658	$123,498	$143,658	$123,498
Reserve for Unfunded Commitments	5,419	5,419	5,169	5,419	5,169
Total Reserve for Credit Losses	$149,077	$148,077	$128,667	$149,077	$128,667

Average Loans and Leases Outstanding	$5,847,820	$6,034,956	$6,537,134	$6,144,976	$6,542,178

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	1.75%	1.46%	0.64%	1.43%	0.43%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	2.49%	2.41%	1.89%	2.49%	1.89%

(1)          Comprised of other revolving credit, installment, and lease financing.

(2)          Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12a

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended December 31, 2009
Net Interest Income	$51,510	$39,480	$4,349	$8,195	$103,534
Provision for Credit Losses	11,886	14,439	489	(13)	26,801
Net Interest Income After Provision for Credit Losses	39,624	25,041	3,860	8,208	76,733
Noninterest Income	25,103	12,249	14,646	28,813	80,811
Noninterest Expense	(44,590)	(24,943)	(16,775)	(2,212)	(88,520)
Income Before Income Taxes	20,137	12,347	1,731	34,809	69,024
Provision for Income Taxes	(7,483)	(3,770)	(640)	(16,615)	(28,508)
Net Income	12,654	8,577	1,091	18,194	40,516
Total Assets as of December 31, 2009	$3,340,804	$2,465,128	$212,145	$6,396,750	$12,414,827

Three Months Ended December 31, 2008 (1)
Net Interest Income	$59,409	$36,903	$3,912	$5,630	$105,854
Provision for Credit Losses	5,933	12,625	—	—	18,558
Net Interest Income After Provision for Credit Losses	53,476	24,278	3,912	5,630	87,296
Noninterest Income	25,707	14,112	14,713	(69)	54,463
Noninterest Expense	(42,182)	(24,226)	(14,891)	(1,391)	(82,690)
Income Before Income Taxes	37,001	14,164	3,734	4,170	59,069
Provision for Income Taxes	(13,696)	(4,955)	(1,382)	271	(19,762)
Net Income	23,305	9,209	2,352	4,441	39,307
Total Assets as of December 31, 2008 (1)	$3,994,532	$2,729,738	$278,748	$3,760,457	$10,763,475

(1)   Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information	Table 12b

	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Year Ended December 31, 2009
Net Interest Income	$218,681	$158,259	$16,942	$18,452	$412,334
Provision for Credit Losses	56,807	49,308	2,073	(310)	107,878
Net Interest Income After Provision for Credit Losses	161,874	108,951	14,869	18,762	304,456
Noninterest Income	103,864	67,282	57,732	38,930	267,808
Noninterest Expense	(174,755)	(103,396)	(64,085)	(7,788)	(350,024)
Income Before Income Taxes	90,983	72,837	8,516	49,904	222,240
Provision for Income Taxes	(34,096)	(25,734)	(3,151)	(15,226)	(78,207)
Net Income	56,887	47,103	5,365	34,678	144,033
Total Assets as of December 31, 2009	$3,340,804	$2,465,128	$212,145	$6,396,750	$12,414,827

Year Ended December 31, 2008 (1)
Net Interest Income	$245,768	$149,472	$15,643	$7,894	$418,777
Provision for Credit Losses	27,347	32,915	1,088	(835)	60,515
Net Interest Income After Provision for Credit Losses	218,421	116,557	14,555	8,729	358,262
Noninterest Income	98,795	66,524	69,452	23,342	258,113
Noninterest Expense	(169,917)	(99,537)	(64,917)	(12,403)	(346,774)
Income Before Income Taxes	147,299	83,544	19,090	19,668	269,601
Provision for Income Taxes	(54,545)	(32,088)	(7,063)	16,308	(77,388)
Net Income	92,754	51,456	12,027	35,976	192,213
Total Assets as of December 31, 2008 (1)	$3,994,532	$2,729,738	$278,748	$3,760,457	$10,763,475

(1)   Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data	Table 13

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2009	2009	2009	2009	2008 (1)
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$77,457	$79,530	$83,342	$86,592	$95,598
Income on Investment Securities
Trading	—	—	—	594	1,152
Available-for-Sale	41,369	46,419	38,155	32,301	34,352
Held-to-Maturity	2,018	2,179	2,369	2,567	2,735
Deposits	2	3	5	10	25
Funds Sold	353	320	526	577	48
Other	277	277	276	276	276
Total Interest Income	121,476	128,728	124,673	122,917	134,186
Interest Expense
Deposits	10,317	12,235	14,481	17,025	16,960
Securities Sold Under Agreements to Repurchase	6,411	6,394	6,477	6,652	7,984
Funds Purchased	7	5	5	5	175
Short-Term Borrowings	—	—	—	—	103
Long-Term Debt	1,207	1,207	859	2,173	3,110
Total Interest Expense	17,942	19,841	21,822	25,855	28,332
Net Interest Income	103,534	108,887	102,851	97,062	105,854
Provision for Credit Losses	26,801	27,500	28,690	24,887	18,558
Net Interest Income After Provision for Credit Losses	76,733	81,387	74,161	72,175	87,296
Noninterest Income
Trust and Asset Management	11,746	10,915	11,881	11,632	12,275
Mortgage Banking	4,218	4,656	5,443	8,678	508
Service Charges on Deposit Accounts	14,160	14,014	12,910	13,386	13,306
Fees, Exchange, and Other Service Charges	14,935	14,801	15,410	14,976	14,897
Investment Securities Gains (Losses), Net	25,707	(5)	12	56	86
Insurance	2,326	7,304	4,744	5,641	5,953
Other	7,719	5,115	9,432	15,996	7,438
Total Noninterest Income	80,811	56,800	59,832	70,365	54,463
Noninterest Expense
Salaries and Benefits	50,973	46,387	44,180	47,028	43,737
Net Occupancy	10,367	10,350	10,008	10,328	11,548
Net Equipment	4,393	4,502	4,502	4,316	4,573
Professional Fees	3,243	2,642	4,005	2,549	3,040
FDIC Insurance	3,251	3,290	8,987	1,814	693
Other	16,293	16,816	17,902	21,898	19,099
Total Noninterest Expense	88,520	83,987	89,584	87,933	82,690
Income Before Provision for Income Taxes	69,024	54,200	44,409	54,607	59,069
Provision for Income Taxes	28,508	17,729	13,403	18,567	19,762
Net Income	$40,516	$36,471	$31,006	$36,040	$39,307

Basic Earnings Per Share	$0.85	$0.76	$0.65	$0.76	$0.83
Diluted Earnings Per Share	$0.84	$0.76	$0.65	$0.75	$0.82

Balance Sheet Totals
Loans and Leases	$5,759,785	$5,931,358	$6,149,911	$6,338,726	$6,530,233
Total Assets	12,414,827	12,208,025	12,194,695	11,448,128	10,763,475
Total Deposits	9,409,676	9,250,100	9,019,661	9,212,791	8,292,098
Total Shareholders’ Equity	895,973	902,799	845,885	833,935	790,704

Performance Ratios
Return on Average Assets	1.31%	1.21%	1.06%	1.32%	1.52%
Return on Average Shareholders’ Equity	16.91	16.44	14.49	17.86	19.56
Efficiency Ratio (2)	48.02	50.69	55.07	52.52	51.58
Net Interest Margin (3)	3.57	3.85	3.73	3.76	4.43

(1)	Certain prior period information has been reclassified to conform to current presentation.
(2)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(3)	The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends	Table 14

	Eleven Months Ended		Year Ended
(in thousands, except jobs)	November 30, 2009		December 31, 2008		December 31, 2007
Hawaii Economic Trends
State General Fund Revenues (1)	$3,697.1	(12.5)%	$4,611.2	(1.5)%	$4,683.1	3.6%
General Excise and Use Tax Revenue (1)	$2,124.5	(9.6)	$2,570.5	(2.0)	$2,623.5	6.8
Jobs, seasonally adjusted (2)	607.5	(3.4)	625.4	(0.7)	630.1	1.0

	December 31,	September 30,	June 30,	December 31,
(annual percentage, except 2009)	2009	2009	2009	2008	2007
Unemployment (3)
Statewide, seasonally adjusted	6.9%	7.2%	7.3%	4.0%	2.6%

Oahu	5.3	6.3	6.8	3.5	2.5
Island of Hawaii	9.6	10.8	11.4	5.5	3.3
Maui	8.8	9.7	10.0	4.5	2.8
Kauai	8.9	9.6	11.0	4.4	2.5

	December 31,	September 30,	December 31,
(percentage change, except months of inventory)	2009	2009	2008	2007
Housing Trends (Single Family Oahu) (4)
Median Home Price	(7.9)%	(8.0)%	(3.0)%	2.1%
Home Sales Volume (units)	(5.7)	(16.2)	(24.4)	(10.2)
Months of Inventory	4.2	5.3	8.0	6.0

	Monthly Visitor Arrivals,	Percentage Change
(in thousands)	Seasonally Adjusted	from Previous Month
Tourism (2)
November 30, 2009	532.8	(0.8)%
October 31, 2009	537.3	(2.2)
September 30, 2009	549.2	2.8
August 31, 2009	534.4	3.2
July 31, 2009	517.7	2.5
June 30, 2009	504.8	(9.0)
May 31, 2009	554.5	(0.1)
April 30, 2009	555.1	8.9
March 31, 2009	509.6	(7.2)
February 28, 2009	549.4	1.7
January 31, 2009	540.0	4.4
December 31, 2008	517.4	(4.1)

(1)	Source: Hawaii Department of Business, Economic Development & Tourism.
(2)	Source: University of Hawaii Economic Research Organization.
(3)	Source: University of Hawaii Economic Research Organization, State of Hawaii Department of Labor and Industrial Relations.
(4)	Source: Honolulu Board of REALTORS.